                                                                      EXHIBIT 11

                           M. H. MEYERSON & CO., INC.
                         STATEMENT OF EARNINGS PER SHARE


YEAR ENDED JANUARY 31, 2001

Shares outstanding during the year ended January 31, 2001:

6,507,815 Shares from February 1 to February 17, 2000                 17 days               110,632,855
6,517,815 shares from February 18 to March 16, 2000                   28 days               182,498,820
6,527,815 shares from March 17 to April 4, 2000                       19 days               124,028,485
6,547,815 shares from April 5 to April 12, 2000                       8 days                 52,382,520
6,552,815 shares from April 13 to April 25, 2000                      13 days                85,186,595
6,565,315 shares from April 26 to April 30, 2000                      5 days                 32,826,575
6,565,315 shares from May 1 to May 22, 2000                           22 days               144,436,930
6,570,315 shares from May 23 to May 31, 2000                          9 days                 59,132,835
6,590,315 shares from June 1 to June 1, 2000                          1 days                  6,590,315
6,595,315 shares from June 2 to June 29, 2000                         28 days               184,668,820
6,582,315 shares from June 30 to July 31, 2000                        32 days               210,634,080
6,582,315 shares from August 1 to August 31, 2000                     31 days               204,051,765
6,582,315 shares from September 1 to September 17, 2000               17 days               111,899,355
6,575,915 shares from September 18 to September 30, 2000              13 days                85,486,895
6,575,915 shares from October 1 to October 31, 2000                   31 days               203,853,365
6,575,915 shares from November 1 to December 31, 2000                 61 days               401,130,815
6,571,715 shares from January 1 to January 31, 2001                   31 days               203,723,165
                                                                      366 days            2,403,164,190


2,403,164,190 shares divided by 366 days = 6,566,022 average shares outstanding. Earnings year ended January 31, 2001 = $(508,272) Basic earnings per share = $(508,272)/6,566,022 = $(0.08)

YEAR ENDED JANUARY 31, 2002

Shares outstanding during the year ended January 31, 2002:

6,571,715 shares from February 1 to February 12                 12 days               78,860,580
6,573,123 shares from February 13 to February 19                 7 days               46,011,861
6,575,097 shares from February 20 to March 5                    14 days               92,051,358
6,577,226 shares from March 6 to March 8                         3 days               19,731,678
6,578,547 shares from March 9 to March 11                        3 days               19,735,641
6,579,785 shares from Mach 12 to March 20                        9 days               59,218,065
6,581,514 shares from March 21 to April 30                      41 days              269,842,074
6,581,514 shares from May 1 to July 31                          92 days              605,499,288
6,581,514 shares from August 1 to October 31                    92 days              605,499,288
6,581,514 shares from November 1 to January 31                  92 days              605,499,288
                                                               365 days            2,401,949,121

2,401,949,121 divided by 365 days = 6,580,683 average shares outstanding. Earnings year ended January 31, 2002 = ($12,227,471) Basic earnings per share = $(12,227,471)/6,580,683 = ($1.86)

YEAR ENDED JANUARY 31, 2003

Shares outstanding during the year ended January 31, 2003:

6,581,514 shares from February 1 to April 15            74 days          487,032,036
6,581,964 shares from April 16 to January 14           274 days        1,803,458,136
7,331,964 shares from January 15 to January 15           1 days            7,331,964
7,531,964 shares from January 16 to January 31          16 days          120,511,424
                                                       365             2,418,333,560

2,418,333,560 divided by 365 days = 6,625,571 average shares outstanding
($6,248,699) / 6,625,571 = ($0.94) loss per share